                                                                    EXHIBIT 10.7


                                                [SECOND REVISED EXECUTION COPY]

                   FIFTEENTH AMENDMENT, WAIVER AND CONSENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIFTEENTH AMENDMENT, WAIVER AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 15, 2002 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, the Sixth Amendment to Amended and Restated Credit Agreement, dated as of February 9, 2001, the Seventh Amendment and Consent to Amended and Restated Credit Agreement, dated as of June 19, 2001, the Eighth Amendment and Consent to Amended and Restated Credit Agreement, dated as of July 31, 2001, the Ninth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of December 20, 2001, the Tenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of February 7, 2002, the Eleventh Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of March 7, 2002, the Twelfth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of April 8, 2002, the Thirteenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of May 31, 2002, and the Fourteenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement dated as of June 28, 2002, and as further amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower desires to extend certain waivers and consents obtained in the Fourteenth Amendment; and

         WHEREAS, the requisite Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, the amendments to the Credit Agreement provided for herein), to grant the waivers and consents provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the requisite Lenders hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the third recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Series 1997-2 Letter of Credit" is defined in Section 3.5.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                        AMENDMENTS, WAIVERS AND CONSENTS

         SECTION 2.1. Amendments. Subject to the satisfaction of the conditions set forth in Article III, the Credit Agreement is hereby amended in accordance with this Section 2.1.

         SECTION 2.1.1. Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

                  "`Fifteenth Amendment' means the Fifteenth Amendment, Waiver and Consent to Amended and Restated Credit Agreement, dated as of July 15, 2002, among the Borrower, the Lenders parties thereto and the Administrative Agent."

                  "`Fifteenth Amendment Effective Date' means the date the Fifteenth Amendment became effective in accordance with its terms."

         SECTION 2.1.2. Amendment to Clause (f) of Section 2.2 ("Waivers and Consents") of the Thirteenth Amendment. Clause (f) of Section 2.2 of the Thirteenth Agreement is hereby amended and restated in its entirety to read as follows:

                  "(f) on or following the date on which the Administrative Agent shall have received evidence satisfactory to it from the Borrower that Ford Motor Company ("Ford") has agreed to make available to the Borrower and its Domestic Subsidiaries new Ford Vehicles having an initial Net Book Value of not less than $75,000,000 pursuant to a financing or an operating lease (such amount to be subject to reductions from time to time equal to the depreciation of such new Ford Vehicles) in the event that the Borrower and such Domestic Subsidiaries file voluntary petitions under Section 301 of the Bankruptcy Reform Act of 1978, as amended and codified as 11 U.S.C. ss.ss.101 et seq. (the "Bankruptcy Code"), to initiate Chapter 11 cases and to have continued in the possession of their assets (including such new Ford Vehicles) and in the management of their business pursuant to Sections 1107 and 1108 of the Bankruptcy Code, such financing or operating lease, as the case may be, to be subject to customary terms for financings or leases, as the case may be, of this type with such Vehicles to be available until the earlier of (x) the date such Vehicles would otherwise be returned to Ford consistent with past practice pursuant to their Repurchase Program and (y) the date that such Chapter 11 cases are terminated, consent to payments to the four officers identified in the Borrower Letter in amounts not exceeding the amounts set forth therein, which payments (exclusive of the payments referred to in the preceding clause (e)) shall not exceed in the aggregate $774,250;".

         SECTION 2.2. Waivers and Consents. Subject to the satisfaction of the conditions set forth in Article III, the Lenders, as of the date hereof, hereby:

                  (a) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, waive, until the earliest of (x) July 26, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, compliance by the Borrower with the provisions of Section 8.2.4 of the Credit Agreement with respect to the fourth Fiscal Quarter of the 2001 Fiscal Year and the first and second Fiscal Quarters of the 2002 Fiscal Year;

                  (b) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, waive, until the earliest of (x) July 26, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, the Default arising under Section 9.1.5(a) of the Credit Agreement as a result of the failure of the Borrower to pay interest on its Senior Notes on April 1, 2002 or its Series B Notes on April 29, 2002;

                  (c) so long as an Interest Payment Notice has not been given and an Acceleration Event has not occurred, consent, until the earliest of (x) July 26, 2002, (y) the giving of an Interest Payment Notice by the Borrower and (z) the occurrence of an Acceleration Event, to the Borrowing Base Amount calculated as of the last day of June 2002 to be less than the aggregate unpaid principal amount of all Loans and Letter of Credit Outstandings outstanding during the period in which such Borrowing Base Amount is in effect under the terms of the Credit Agreement, without requiring any mandatory prepayments and/or cash collateralization under clause (b) of Section 3.1.1 of the Credit Agreement; provided that the Borrowing Base Amount is not less than $280,000,000 as of the last day of June 2002; and

                  (d) waive the three Business Day notice requirement under
         Section 2.2.1 of the Credit Agreement as such Section relates to the request of the Borrower to reduce the Commitment Amount by $4,497,515.50 concurrent with the reduction of the Series 1997-2 Letter of Credit.

                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the requisite Lenders.

         SECTION 3.2. Effective Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the effective date of this Amendment (the "Fifteenth Amendment Effective Date"), appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION 3.3. Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the Fifteenth Amendment Effective Date and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION 3.4. Fees and Expenses. (a) Amendment, Consent and Waiver Fee. The Borrower shall have paid in cash no later than 4:30 p.m., New York time on Friday, July 19,

2002, without setoff, deduction or counterclaim, a non-refundable amendment, consent and waiver fee to the Administrative Agent for the pro rata account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment or the earlier version hereof marked with the heading "[REVISED EXECUTION COPY]" on the first page thereof to the attention of Kenneth Suh at Mayer, Brown, Rowe & Maw, 1675 Broadway, New York, New York 10019 (19(th) Floor), telecopy number 212-849-5987 at or prior to 4:00 p.m., New York time, on Friday, July 19, 2002 (as such time may be extended by the Borrower), in the amount of 10 basis points of such Lender's Commitment as of the date hereof after giving effect to the $8,000,0000 reduction of the Commitment Amount as requested under Section 5.5.

         (b) Fees and Expenses. The Borrower shall have paid to the Administrative Agent (and all other Persons entitled thereto) all fees and expenses due and payable on or prior to the Fifteenth Amendment Effective Date pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

         SECTION 3.5. Reduction to Series 1997-2 Letter of Credit. The Administrative Agent shall have received evidence from the Borrower that the Stated Amount of the Irrevocable Letter of Credit No. TS-07001752 (the "Series 1997-2 Letter of Credit") issued by the Issuer on June 20, 2001, in the initial Stated Amount of $85,000,000 shall have been reduced by $4,497,515.50 such that only $3,502,484.50 shall remain available to be drawn thereunder and the Letter of Credit Outstandings remaining in respect thereof shall not exceed $77,000,000, in each case, on or prior to the Fifteenth Amendment Effective Date.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties set forth in Article VII of the Amended Credit Agreement (excluding, however, those contained in Section 7.7 of the Amended Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower pursuant to reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission on or prior to May 15, 2002, there has been no material adverse change in the business, property, operations, assets, liabilities, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1997;

                  (c) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Amended Credit Agreement

                           (i) no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Amended Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (d) after giving effect to this Amendment, no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  (e) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and
         (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (f) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         SECTION 4.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION 4.3. Compliance with Amended Credit Agreement. After giving effect to this Amendment, each Obligor is in compliance with all the terms and conditions of the Amended Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments, waivers and consents set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein, waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an immediate Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION 5.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION 5.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, counsel for the Administrative Agent, and Wachtell, Lipton, Rosen & Katz, special restructuring counsel for the Administrative Agent.

         SECTION 5.5. Commitment Amount Reduction Request. By its signature below, the Borrower hereby irrevocably requests that the Commitment Amount be permanently reduced in an amount equal to $8,000,000 effective as of the date that the Series 1997-2 Letter of Credit is reduced in an amount equal to such amount.

         SECTION 5.6. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION 5.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION 5.9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 5.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.11. Release. The Borrower hereby releases, waives and forever relinquishes all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, which it has, may have, or might assert at the time of execution of this Amendment against the Administrative Agent, the Lenders, the Issuer and/or their respective parents, affiliates, participants, officers, directors, employees, agents, attorneys, accountants, consultants, predecessors, successors and assigns (collectively, the "Lender Group"), directly or indirectly, which occurred, existed, was taken, permitted or begun prior to the execution of this Amendment, arising out of, based upon, or in any manner connected with (i) any transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, with respect to the Credit Agreement, any other Loan Document and/or the administration thereof or the obligations created thereby, (ii) any discussions, commitments, negotiations, conversations or communications with respect to the restructuring, modification or collection of any obligations or commitments related to the Credit Agreement, any other Loan Document and/or the administration thereof or the obligations created thereby, or (iii) any matter related to the foregoing.

         SECTION 5.12. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                  BUDGET GROUP, INC.

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                   CREDIT SUISSE FIRST BOSTON, as a Lender and
                                      the Administrative Agent

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  BANK OF AMERICA, N.A.

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NOVA SCOTIA

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    NEW YORK BRANCH

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                    S.A. GROUP, NEW YORK BRANCH

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  WASHINGTON MUTUAL BANK, F.A. (as
                                    successor in interest to BANK UNITED)

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS (formerly known as Bankers Trust
                                    Company)

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  BNP PARIBAS

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  PB CAPITAL CORPORATION

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                 CERBERUS PARTNERS L.P.

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  CREDIT INDUSTRIEL ET COMMERCIAL

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  CREDIT AGRICOLE INDOSUEZ

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  CREDIT LYONNAIS CHICAGO BRANCH

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  ERSTE BANK DER OESTERREICHISCHEN
                                    SPARKASSEN AG

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  FLEET BANK, N.A.

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  COMERICA BANK (as successor to Imperial Bank
                                    by merger)

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  GENERAL ELECTRIC CAPITAL
                                    CORPORATION

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  MERRILL LYNCH, PIERCE, FENNER & SMITH
                                    INCORPORATED

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  NATEXIS BANQUE

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  PAM CAPITAL FUNDING L.P.

                                  By:   Highland Capital Management, L.P., as
                                        Collateral Manager

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SOUTHERN PACIFIC BANK

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SUNTRUST BANK

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  DK ACQUISITION PARTNERS LP
                                  By M.H. Davidson & Co., its General Partner

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  HCM/Z SPECIAL OPPORTUNITIES LLC
                                    (formerly known as HZ Special Opportunities
                                    LLC)
                                  By: Highbridge Capital Management, LLC

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                               R2 TOP HAT, LTD.
                               By Amalgamated Gadget, L.P., as Investment
                                      Manager
                               By Scepter Holdings, Inc., its General Partner

                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                               MSD PORTFOLIO L.P. - INVESTMENTS

                               By
                                 ----------------------------------------------
                                 Name:  Marc R. Lisker
                                 Title: General Counsel of General Partner